                                    M FUNDS

                       Brandes International Equity Fund
                            Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                           Enhanced U.S. Equity Fund

                                 Annual Report
                               December 31, 1999

                                   [LOGO]-TM-

M FUND, INC.
PRESIDENT'S LETTER

January 18, 2000

Dear Contract Owners:

We welcome the opportunity to share with you the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 1999. Total assets under management grew to $172 million during 1999.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 1999 in addition to their outlook for 2000.

Sub-Advisers to the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund, Turner Investment Partners for the Turner Core Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund, and Franklin Portfolio Associates for the Enhanced U.S. Equity Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund's participating insurance carriers, remain committed to providing opportunities to add value to shareholders.

We look forward to continued growth in assets in the upcoming year.

Sincerely,

/s/ DANIEL F. BYRNE
DANIEL F. BYRNE
PRESIDENT
M Fund, Inc.

                       BRANDES INTERNATIONAL EQUITY FUND

    The Brandes International Equity Fund returned 47.86% for the year ended December 31, 1999. The MSCI EAFE Index returned 26.73% for the same period.

    Holdings in Japan, Brazil and Germany contributed the greatest amount of positive performance on an impact basis for the year. Holdings in Denmark turned in the lowest performance for the year.

    Emerging markets provided strong performance to the portfolio this year. The MSCI Emerging Markets Free Index was up 66.41% for the twelve months. Emerging market positions for the fund were up 57.90% for the period. Strengthening economic fundamentals and diminishing concerns over the Y2K bug bolstered strength in the emerging markets. Although the advance was broad based, stocks in Latin America also benefited from an easing of worries over upcoming elections in the region.

    Industry sectors with the most positive impact on performance were telecommunications (Deutsche Telekom AG), electrical and electronics (Hitachi, Ltd.) and industrials (Kyocera). The industries that provided the greatest negative impact to fund performance were beverages, food and household products.

    Cyclical companies including metals, energy sources, miscellaneous materials and industrials were particularly strong. It is important to note that as value investors, we accumulated many of these positions during the darkest hours of the global financial crisis of 1998. At that time, tepid demand in Asia and Latin America caused the prices of commodity and industrial related stocks to tumble sharply. As often happens during periods of extreme pessimism, bargains were created that investors with long-term time horizons were able to exploit. We caution that not all years will be as profitable as 1999, and that volatility will always remain a hallmark of equity investing. As is our practice, we will attempt to use that volatility to the benefit of our clients by accumulating solid businesses at what we believe to be temporarily depressed prices.

    This year's performance has been gratifying, with your portfolio's returns almost doubling that of the MSCI EAFE index. The allocations we made to emerging markets' and Japanese stocks when they dramatically declined in 1997 and 1998 brought a surfeit of rewards this year. It aptly demonstrates the benefits of maintaining one's investment discipline and objectivity when other investors are reacting to short-term events. However, annual performances such as the one we have just experienced are the exception rather than the norm. We ask you to bear this in mind as we continue to search for investment opportunities in the years ahead.

    What will the new Millennium bring us? We cannot predict the future, but we can confidently state that stocks will be volatile and will continue to both rise and fall in value. There will be both crisis and excessive periods of optimism. And each of these will bring their own opportunities to investors. We thank-you for the opportunity to have served you over the last year and we hope to continue to uncover appropriate values for you in the future.

BRANDES INVESTMENT PARTNERS, L.P.
INVESTMENT SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BRANDES INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             BRANDES INTERNATIONAL  MSCI EAFE INDEX**
                                                                  EQUITY FUND
1/4/96                                                                     $10,000            $10,000
3/31/96                                                                    $10,077            $10,296
6/30/96                                                                    $10,264            $10,468
9/30/96                                                                     $9,992            $10,403
12/31/96                                                                    $9,940            $10,610
3/31/97                                                                     $9,634            $10,442
6/30/97                                                                    $10,962            $11,799
9/30/97                                                                    $10,857            $11,697
12/31/97                                                                   $10,162            $10,780
3/31/98                                                                    $11,503            $12,365
6/30/98                                                                    $11,411            $12,493
9/30/98                                                                     $9,778            $10,722
12/31/98                                                                   $11,728            $12,945
3/31/99                                                                    $12,816            $13,115
6/30/99                                                                    $14,258            $13,437
9/30/99                                                                    $14,356            $14,023
12/31/99                                                                   $17,341            $16,405
Average Annual Total Return for the periods ended 12/31/99:
One Year: 47.86%
Since 1/4/96*: 14.78%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
---------
*   Fund's inception date
**  1/1/96 to 12/31/99

   MORGAN STANLEY CAPITAL INTERNATIONAL -- EUROPE, AUSTRALIA, FAR EAST INDEX

The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 21 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

                            TURNER CORE GROWTH FUND

    The Turner Core Growth Fund returned 40.11% for the year ended December 31, 1999 to outperform both the Wilshire 5000 Stock Index and the Lipper Growth Funds Average by more than 10 percentage points. The Wilshire 5000 advanced 23.56%; the average growth fund tracked by Lipper Inc., 29.31%

    The investment planets seemed to be aligned perfectly for the Turner Core Growth Fund in 1999. The fund benefited from a stock market that bountifully rewarded growth stocks in general (the broad-based Russell 3000 Growth Index advanced 33.82%, versus a mere 6.65% for its value counterpart) and stocks with positive earnings momentum in particular (stocks with good earnings soared, but stocks of companies that failed to meet earnings expectations were punished severely.) Those circumstances were ideal for our investment approach, and we capitalized on them by choosing good stocks, especially in the biggest sectors that had the largest impact on your portfolio's performance.

    Nine of our 10 sector positions outperformed their corresponding index sectors, with investments in six of the largest sectors -- technology, health care, consumer discretionary/services, producer durables, financial services, and utilities/ communication -- contributing the most to performance; altogether, those sectors accounted for more than 80% of our holdings. In absolute terms, the producer-durables investments fared best. The strongest producer-durables performers were the stocks of companies that make equipment for manufacturing semiconductor chips; we recognized that those companies were in the prime phase of their profit cycle and invested heavily in them. Also doing well were telecommunications and Internet-related shares.

    Impairing performance slightly was a subpar relative return in just one sector, autos/transportation. In that sector, we held mainly automotive-parts and air-transportation company stocks that produced lackluster results; fortunately, those positions amounted to less than 3% of the fund.

    Above all, 1999 was a year in which the quality of stock selection separated winning investors from losing investors. The above-average gains recorded by the major averages were misleading, in that they concealed a harsh investment environment where the returns of many individual shares and individual mutual funds were poor. For instance, only 50.5% of the stocks in the S&P 500 Index had a positive return for the year. And just 47% of all stock funds beat the S&P 500 in 1999, according to Morgan Stanley Dean Witter.

    In a market that rewarded perceptive stock picking, we think our ability to identify the best growth companies should again prove vital in 2000. As always, the Turner Core Growth Fund is invested in a diversified portfolio of companies whose earnings meet or exceed Wall Street's consensus expectations. And as always, the fund's sector weightings closely resemble those of the S&P 500 Index. We think the practice of overweighting or underweighting sectors is a perilous investment practice because it's difficult to consistently anticipate when the performance of sectors will change for better or worse in the short run. So in our approach, we've tried to eliminate the risk of making decisions based on "timing" the sectors, which can't be done consistently well anyway; we focus instead on what we think we can do well and that adds the most value strategically to performance -- trying to pick the best stocks within each sector.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER TO THE TURNER CORE GROWTH FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE TURNER CORE GROWTH FUND AND WILSHIRE 5000 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             TURNER CORE GROWTH FUND  WILSHIRE 5000 INDEX**
1/4/96                                                                       $10,000                $10,000
3/31/96                                                                      $10,651                $10,562
6/30/96                                                                      $11,228                $11,027
9/30/96                                                                      $11,614                $11,339
12/31/96                                                                     $12,000                $12,120
3/31/97                                                                      $11,632                $12,200
6/30/97                                                                      $13,357                $14,260
9/30/97                                                                      $15,146                $15,651
12/31/97                                                                     $15,384                $15,914
3/31/98                                                                      $17,291                $18,024
6/30/98                                                                      $18,600                $18,376
9/30/98                                                                      $16,703                $16,166
12/31/98                                                                     $20,761                $19,644
3/31/99                                                                      $22,566                $20,385
6/30/99                                                                      $23,613                $21,976
9/30/99                                                                      $22,660                $20,523
12/31/99                                                                     $28,269                $24,272
Average Annual Total Return for the periods ended 12/31/99:
One Year: 40.11%
Since 1/4/96*: 30.60%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
---------
*   Fund's inception date
**  1/1/96 to 12/31/99

                           WILSHIRE 5000 STOCK INDEX

A capitalization weighted stock index representing all domestic common stocks traded regularly on the organized exchanges. The index is the broadest measure of the aggregate domestic stock market.

                       FRONTIER CAPITAL APPRECIATION FUND

    The Frontier Capital Appreciation Fund returned 44.17% for the year ended December 31, 1999. The Russell 2500 Stock Index returned 24.13% during the same period.

    A strong December finish enabled the Russell 2500 index to outperform the large cap Russell 1000 and S&P 500. This was the first year since 1993 that the small and mid cap index outperformed its larger cap counterparts. The gains for the Russell 2500 were extremely narrow, however, as over 70% of the performance came from the technology sector. The strength in technology reflected investor enthusiasm for the Internet related companies, which as a group were up over 100%. The lack of breadth in the market was evidenced by the fact that more than half of the Russell 2500 stocks were down for the year.

    We are particularly pleased with the performance of your portfolio in 1999 considering we did not own any of the pure Internet companies. As we have discussed with you in the past, we have a very disciplined investment process that is highly focused on earnings growth. The Internet sector is currently in a class of its own, with prices soaring without any evidence earnings will ever materialize. For example, Amazon.com recently reported that its sales during the fourth quarter increased dramatically to $650 million. This is a 157% increase over the $253 million they reported last year. However, rather than reporting a significantly reduced loss, as most on Wall Street expected, the company announced that its loss actually widened compared to last year. Our portfolio contains many already profitable companies that are benefiting from the building of the Internet. These companies have generated positive earnings surprises when their revenues have come in higher than expected.

    The narrow leadership of the market last year represents both opportunity and risk. The risks have become evident in the first week of the New Year as many of the high multiple technology and telecommunications stocks have experienced significant corrections. The opportunity is that, since most of the small and mid cap universe lagged in 1999, there are still many well positioned, growing companies selling at very reasonable valuations. We are beginning to see signs of some rotation into other less exploited sectors and believe that sustaining this trend is key to the market's continued advance.

    The economic backdrop remains solid although some moderation in growth will be necessary to keep the economy in balance. Consumer confidence is high, as reflected in strong holiday sales. However, consumer spending has been outpacing the growth in personal income, an unsustainable trend that reflects, in part, the wealth effect associated with rising stock prices. Concerns about the inflationary consequences of the above trend line GDP growth are reflected in the upward trend in long-term rates as the yield on the benchmark 30 year Treasury is now above 6.5%. A further hike in rates by the Fed seems likely at next month's FOMC meeting unless some signs of slowing intervene.

    Changes in leadership typically occur during market corrections. There are currently signs of a shift from the narrow leadership of last year to a broader, more balanced market. This is happening at a time when the global economy appears to be growing again. In fact, for the first time in 10 years, all the major regions are expanding at the same time. This should have a positive impact on those companies that have been hurt over the last two years as a result of global economic weakness. We have expanded our exposure to economically sensitive stocks over the last few months and have reduced our exposure to the technology sector. After a more than five-year period of underperformance, which appears to have ended in March, we believe small and mid caps are well positioned to participate broadly in the next phase of the market's advance.

FRONTIER CAPITAL MANAGEMENT CO., L.L.C.
INVESTMENT SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      THE FRONTIER CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             FRONTIER CAPITAL   RUSSELL 2500
                                                             APPRECIATION FUND  STOCK INDEX**
1/4/96                                                                 $10,000        $10,000
3/31/96                                                                $10,927        $10,586
6/30/96                                                                $11,931        $11,026
9/30/96                                                                $12,436        $11,275
12/31/96                                                               $13,030        $11,903
3/31/97                                                                $12,464        $11,505
6/30/97                                                                $14,372        $13,243
9/30/97                                                                $17,477        $15,143
12/31/97                                                               $15,905        $14,803
3/31/98                                                                $17,081        $16,320
6/30/98                                                                $16,260        $15,640
9/30/98                                                                $12,844        $12,657
12/31/98                                                               $16,206        $14,860
3/31/99                                                                $15,925        $14,156
6/30/99                                                                $19,442        $16,477
9/30/99                                                                $19,078        $15,413
12/31/99                                                               $23,364        $18,446
Average Annual Total Return for the periods ended 12/31/99:
One Year: 44.17%
Since 1/4/96*: 23.64%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
---------
*   Fund's inception date
**  1/1/96 to 12/31/99

                            RUSSELL 2500 STOCK INDEX

The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                           ENHANCED U.S. EQUITY FUND

    The Enhanced U.S. Equity Fund returned 26.07% for the year ended December 31, 1999. The S&P 500 Index returned 21.04% for the same period.

    Investors in the Enhanced U.S. Equity Fund ("Fund") continue to be generously rewarded. Since the fund's inception, the markets and your holdings have had exceptional returns. These returns have been well above reasonable long-term expectations. We caution our investors that the road forward may not provide as good a journey as we have had in the past four years. Nonetheless, we view an equity investment as an integral part of any long-term investment strategy.

    Volatility in the equity market increased over the already high levels prevalent in January. Stocks with high growth prospects (in some cases not yet proven) drove equity market performance during the year. Our mild bias to "value" in the Enhanced U.S. Equity Fund was counterbalanced by some successful stock selection, producing a year with returns well above the market.

    Managing the Enhanced U.S. Equity Fund was quite challenging in 1999. The market's volatility made any portfolio revision a more risky venture. Changes in relative valuation occurred in a rapid-fire manner. After a weak first quarter, we beat the S&P 500 Index in each of the next three quarters. The momentum measures in our stock selection approach performed well during 1999. "Value" measures performed poorly. Holding the leading technology issues was the key to good performance during the year. We had more than our share of the market leaders, including a profitable position in QUALCOMM Inc. This maker of wireless telephone equipment was a spectacular performer during the year.

    We look forward to the investment challenges of the new millenium. We feel strongly that the Enhanced U.S. Equity Fund is an excellent choice as the large cap component of a long-term diversified investment program. We very much appreciate your continued support and will do our best to provide competitive returns within the context of a broadly diversified core portfolio invested in large U.S. stocks.

FRANKLIN PORTFOLIO ASSOCIATES, L.L.C.
INVESTMENT SUB-ADVISER TO THE ENHANCED U.S. EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ENHANCED U.S. EQUITY FUND AND S&P 500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             ENHANCED US  S&P 500
                                                             EQUITY FUND  INDEX**
1/4/96                                                           $10,000  $10,000
3/31/96                                                          $10,875  $10,538
6/30/96                                                          $11,194  $11,007
9/30/96                                                          $11,432  $11,342
12/31/96                                                         $12,370  $12,280
3/31/97                                                          $12,456  $12,614
6/30/97                                                          $14,413  $14,816
9/30/97                                                          $16,105  $15,926
12/31/97                                                         $16,405  $16,383
3/31/98                                                          $18,727  $18,668
6/30/98                                                          $19,392  $19,285
9/30/98                                                          $16,879  $17,365
12/31/98                                                         $20,333  $21,063
3/31/99                                                          $21,252  $22,113
6/30/99                                                          $22,981  $23,671
9/30/99                                                          $21,869  $22,193
12/31/99                                                         $25,634  $25,495
Average Annual Total Return for the periods ended 12/31/99:
One Year: 26.07%
Since 1/4/96*: 26.54%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
---------
*   Fund's inception date
**  1/1/96 to 12/31/99

                              S&P 500 STOCK INDEX

A capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. The stocks represent the largest companies in 88 industries. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            FOREIGN COMMON STOCKS - 97.0%

            BRAZIL - 7.5%

    74,000  Banco Bradesco SA - ADR.................  $   584,652
    91,000  Centrais Electricas Brasileiras
              SA - ADR..............................    1,002,338
     2,700  Centrais Electricas Brasileiras SA - ADR
              Class B...............................       32,442

       270  Centrais Geradoras do Sul do Brasil
              SA - ADR..............................        1,483

    40,600  Cia Cervejaria Brahma - ADR.............      568,400

     1,000  Embratel Partipacoes SA - ADR...........       27,250
    51,000  Petroleo Brasileiro SA - ADR............    1,308,048

       100  Tele Celular Sul Participacoes
              SA - ADR..............................        3,175

       333  Tele Centro Oeste Celular Participacoes
              SA - ADR..............................        2,165
       200  Tele Centro Sul Participacoes
              SA - ADR..............................       18,150

        20  Tele Leste Celular Participacoes
              SA - ADR..............................          850
        50  Tele Nordeste Celular Participacoes
              SA - ADR..............................        2,525

        20  Tele Norte Celular Participacoes
              SA - ADR..............................          859

     1,000  Tele Norte Leste Participacoes
              SA - ADR..............................       25,500

        50  Telemig Celular Participacoes
              SA - ADR..............................        2,309

       400  Telesp Celular Partcipacoes SA - ADR....       16,950

     1,000  Telesp Participacoes SA - ADR...........       24,438
                                                      -----------
                                                        3,621,534
                                                      -----------
            DENMARK - 1.4%
     6,095  Den Danske Bank.........................      667,561
                                                      -----------

            FRANCE - 8.4%

     8,200  Alcatel.................................    1,881,846

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------

            FRANCE (CONTINUED)
     2,000  Eridania Beghin - Say SA................  $  $214,999
    16,100  Michelin (CGDE) - Class B...............      632,013
    10,011  Total SA - Class B*.....................    1,335,146
                                                      -----------
                                                        4,064,004
                                                      -----------
            GERMANY - 8.5%
    12,000  BASF AG.................................      616,009
    24,730  Bayerische Motoren Werke AG.............      771,651
    31,100  Deutsche Telekom AG.....................    2,213,172
     2,000  Muenchener Rueckversicherungs-
              Gesellschaft AG*......................      512,334
                                                      -----------
                                                        4,113,166
                                                      -----------
            HONG KONG - 3.2%
   150,000  Citic Pacific Ltd.......................      564,418
   167,500  Swire Pacific Ltd. - Class A............      989,033
                                                      -----------
                                                        1,553,451
                                                      -----------
            ITALY - 4.4%
   154,300  ENI SpA.................................      845,356
    90,400  Telecom Italia SpA......................    1,269,340
                                                      -----------
                                                        2,114,696
                                                      -----------
            JAPAN - 16.6%
     6,000  Canon, Inc..............................      238,448
    11,000  Daiichi Pharmaceutical Co., Ltd.........      143,098
   129,000  Hitachi Ltd.............................    2,070,868
        50  Japan Tobacco, Inc......................      382,733
    95,000  Komatsu, Ltd............................      437,060
     6,500  Kyocera Corp............................    1,686,081
    28,000  Matsushita Electric Industrial Co.......      775,646
   240,000  Mitsubishi Heavy Industries, Ltd........      801,096
    93,000  Nippon Mitsubishi Oil Corp..............      409,652
    95,000  Tokio Marine & Fire Insurance Co.,
              Ltd...................................    1,111,247
                                                      -----------
                                                        8,055,929
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            FOREIGN COMMON STOCKS (CONTINUED)
            MEXICO - 2.2%

     9,450  Telefonos de Mexico SA - ADR............  $ 1,063,125

            NETHERLANDS - 4.7%

    17,444  ING Groep NV............................    1,052,442

    12,854  Koninklijke KPN NV......................    1,253,711
                                                      -----------
                                                        2,306,153
                                                      -----------

            NEW ZEALAND - 0.7%

    76,700  Telecom Corp. of New Zealand Ltd.*......      360,682

            PORTUGAL - 1.9%

    82,700  Portugal Telecom SA*....................      906,502

            SINGAPORE - 3.7%

    83,736  DBS Group Holdings Ltd.*................    1,372,556

   106,455  Jardine Matheson Holdings Ltd.*.........      419,433
                                                      -----------
                                                        1,791,989
                                                      -----------

            SOUTH AFRICA - 2.5%
    29,600  De Beers - Centenary....................      860,829
    34,600  South African Breweries Plc*............      349,116
                                                      -----------
                                                        1,209,945
                                                      -----------
            SPAIN - 1.3%

    21,500  Argentaria SA...........................      504,880

     6,600  Union Electrica Fenosa, SA..............      115,194
                                                      -----------
                                                          620,074
                                                      -----------
            SWITZERLAND - 4.9%
    69,800  Allied Zurich Plc.......................      822,700

       470  Nestle SA...............................      861,012

     1,770  Swisscom AG.............................      715,870
                                                      -----------
                                                        2,399,582
                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
                                                      -----------
            UNITED KINGDOM (CONTINUED)
    32,000  Allied Domecq Plc*......................      158,209
    11,000  BOC Group Plc...........................  $   236,377
   135,000  British Aerospace Plc*..................      894,290
   213,500  British American Tobacco Plc............    1,213,368
   152,000  Corus Group Plc*........................      395,394
   143,328  Diageo Plc..............................    1,153,244
   110,800  HSBC Holdings Plc (Hong Kong)*..........    1,553,637
    11,100  HSBC Holdings Plc*......................      154,773
    24,600  Imperial Chemical Industries Plc........      260,536
   182,576  Invensys Plc............................      994,110
   331,800  Marks & Spencer Plc.....................    1,580,123
   124,600  National Power Plc......................      721,719
    51,500  Reckitt & Colman Plc....................      483,026
    78,700  Royal & Sun Alliance Insurance Group
              Plc...................................      599,539
   202,900  Safeway Plc*............................      694,990
    60,000  Unilever Plc*...........................      441,571
                                                      -----------
                                                       11,534,906
                                                      -----------
            VENEZUELA - 1.3%
    25,700  Cia Anonima Telefonos de
              Venezuela - ADR.......................      632,863
                                                      -----------
            TOTAL INVESTMENTS - 97.0% (Cost
              $37,889,494)..........................   47,016,162
            Other Assets and Liabilities
              (net) - 3.0%..........................    1,491,373
                                                      -----------
            TOTAL NET ASSETS - 100.0%...............  $48,507,535
                                                      ===========

            NOTES TO THE PORTFOLIO OF INVESTMENTS:
            ADR  - American Depositary Receipt
            * Non-income producing security.
            Percentages indicated are based on Net Assets.

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
(UNAUDITED)
DECEMBER 31, 1999

At December 31, 1999, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE OF
                 INDUSTRY SECTOR                     NET ASSETS
                 ---------------                    -------------
Telephone Systems.................................         15.7%
Electronics.......................................         13.2%
Beverages, Food & Tobacco.........................         10.6%
Banking...........................................         10.0%
Insurance.........................................          8.4%
Oil & Gas.........................................          8.0%
Industrial - Diversified..........................          4.1%
Electric Utilities................................          3.9%
Retailers.........................................          3.3%
Automotive........................................          2.9%
Heavy Machinery...................................          2.6%
Chemicals.........................................          2.3%
Industrial Technology.............................          2.1%
Communications....................................          1.9%
Aerospace & Defense...............................          1.8%
Mining............................................          1.8%
Household Products................................          1.4%
Food Retailers....................................          1.4%
Metals............................................          0.8%
Electrical Equipment..............................          0.5%
Pharmaceuticals...................................          0.3%
                                                      ---------
                                                           97.0%
                                                      =========

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMON STOCKS - 98.4%
            ADVERTISING - 1.6%
     1,220  DoubleClick Inc.*.......................  $   308,736
     5,120  Omnicom Group, Inc......................      512,000
                                                      -----------
                                                          820,736
                                                      -----------
            AIRLINES - 0.4%
    14,450  Southwest Airlines, Inc.................      233,909
                                                      -----------
            AUTOMOTIVE - 1.5%
     9,730  Ford Motor Co...........................      519,947
     2,770  General Motors Corp.....................      265,920
                                                      -----------
                                                          785,867
                                                      -----------
            BANKING - 2.1%
     7,230  SunTrust Banks, Inc.....................      497,514
    14,535  Wells Fargo Co..........................      587,759
                                                      -----------
                                                        1,085,273
                                                      -----------
            BEVERAGES, FOOD & TOBACCO - 2.5%
     6,560  Bestfoods...............................      344,810
    12,950  Coca-Cola Co............................      754,338
     5,945  SYSCO Corp..............................      235,199
                                                      -----------
                                                        1,334,347
                                                      -----------
            CHEMICALS - 1.5%
     2,970  Dow Chemical............................      396,866
    17,815  Occidental Petroleum Corp...............      385,249
                                                      -----------
                                                          782,115
                                                      -----------
            COMMERCIAL SERVICES - 1.1%
    13,915  Paychex, Inc............................      556,600
                                                      -----------
            COMMUNICATIONS - 5.6%
     3,825  EchoStar Communications Corp.*..........      372,938
     3,350  JDS Uniphase Corp.*.....................      540,397
     6,250  McLeodUSA, Inc. - Class A*..............      367,969
     3,660  Nokia Oyj - ADR*........................      695,400

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMUNICATIONS (CONTINUED)
     4,430  Nortel Networks Corp....................  $  $447,430
     3,160  QUALCOMM Inc.*..........................      556,555
                                                      -----------
                                                        2,980,689
                                                      -----------
            COMPUTER SOFTWARE & PROCESSING - 20.8%
     1,000  Akamai Technologies, Inc.*..............      327,624
    12,340  America Online, Inc.*...................      930,898
    14,750  Automatic Data Processing, Inc..........      794,655
     1,790  Brocade Communications
              Systems, Inc.*........................      316,829
    13,670  Cisco Systems, Inc.*....................    1,464,398
     3,800  CNET, Inc.*.............................      215,650
     8,110  First Data Corp.........................      399,924
     9,710  Fiserv, Inc.*...........................      372,014
     3,280  Internet Capital Group, Inc.*...........      557,600
       570  Juniper Networks, Inc.*.................      193,800
    20,765  Microsoft Corp.*........................    2,424,314
     9,100  Oracle Corp.*...........................    1,019,769
     3,010  Portal Software, Inc.*..................      309,654
     3,000  RealNetworks, Inc.*.....................      360,938
     1,890  VeriSign, Inc.*.........................      360,872
     3,300  VERITAS Software Corp.*.................      472,313
     1,050  Yahoo! Inc.*............................      454,322
                                                      -----------
                                                       10,975,574
                                                      -----------
            COMPUTERS & INFORMATION - 4.6%
     1,900  Comverse Technology, Inc.*..............      275,025
    12,990  Dell Computer Corp.*....................      662,490
     6,390  EMC Corp.*..............................      698,108
    10,020  Sun Microsystems, Inc.*.................      775,924
                                                      -----------
                                                        2,411,547
                                                      -----------
            CONTAINERS & PACKAGING - 1.4%
    10,035  Avery-Dennison Corp.....................      731,301

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMON STOCKS (CONTINUED)
            COSMETICS & PERSONAL CARE - 1.3%

    10,860  Colgate-Palmolive Co....................  $   705,900
            ELECTRIC UTILITIES - 0.8%
     5,625  AES Corp.*..............................      420,469

            ELECTRONICS - 9.3%

     5,350  Applied Materials, Inc.*................      677,778
    11,640  Atmel Corp.*............................      344,108

    13,930  Intel Corp..............................    1,146,613

     4,950  KLA Instruments Corp.*..................      551,306

     6,880  LSI Logic*..............................      464,400

     4,685  Motorola, Inc...........................      689,866

     2,000  PMC-Sierra, Inc.*.......................      320,625

     1,120  Sycamore Networks, Inc.*................      344,960
     3,745  Texas Instruments.......................      362,797
                                                      -----------
                                                        4,902,453
                                                      -----------

            ENTERTAINMENT & LEISURE - 1.0%
     9,600  AT&T Corp. - Liberty Media
              Group - Class A*......................      544,800
            FINANCIAL SERVICES - 4.5%

     4,740  American Express Co.....................      788,025

    16,997  Citigroup, Inc..........................      944,396

     4,660  Morgan Stanley, Dean Witter & Co........      665,215
                                                      -----------
                                                        2,397,636
                                                      -----------

            HEALTH CARE PROVIDERS - 0.7%

    12,710  Columbia/HCA Healthcare Corp............      372,562
            HEAVY MACHINERY - 0.9%
     4,390  Lam Research Corp.*.....................      489,759

            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.6%

    12,285  Home Depot..............................      842,290
                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------

            HOUSEHOLD PRODUCTS - 2.5%
     3,080  Corning Inc.............................  $   397,128
     8,345  Procter & Gamble Co.....................      914,299
                                                      -----------
                                                        1,311,427
                                                      -----------
            INSURANCE - 2.9%
     8,916  American International Group............      964,043
     5,780  Marsh & McLennan Cos., Inc..............      553,074
                                                      -----------
                                                        1,517,117
                                                      -----------
            MEDIA - BROADCASTING & PUBLISHING - 3.7%
     8,650  CBS Corp.*..............................      553,059
    18,320  Charter
              Communications, Inc. - Class A*.......      400,750
     6,825  Clear Channel Communications, Inc.*.....      609,131
     7,970  Comcast Corp. - Class A.................      402,983
                                                      -----------
                                                        1,965,923
                                                      -----------
            MEDICAL SUPPLIES - 1.7%
    17,840  Medtronics, Inc.........................      650,045
     2,030  PE Corp-PE Biosystems Group*............      244,234
                                                      -----------
                                                          894,279
                                                      -----------
            MEDICAL & BIO-TECHNOLOGY - 0.9%
     3,680  Genentech, Inc.*........................      494,960
            METALS - 1.5%
     9,745  Alcoa Inc...............................      808,835
            OIL & GAS - 3.7%
     9,180  Enron Corp..............................      407,363
    13,846  Exxon Mobil Corp........................    1,115,468
     7,940  Texaco..................................      431,241
                                                      -----------
                                                        1,954,072
                                                      -----------
            PHARMACEUTICALS - 5.6%
    14,310  Amgen, Inc.*............................      859,494
     2,460  Immnunex Corp.*.........................      269,370

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMON STOCKS (CONTINUED)
            PHARMACEUTICALS (CONTINUED)

     6,310  Johnson & Johnson.......................  $  $587,619

     2,305  MedImmune, Inc.*........................      382,342

    10,580  Warner Lambert Co.......................      866,899
                                                      -----------
                                                        2,965,724
                                                      -----------
            RETAILERS - 2.6%

    17,320  Wal-Mart Stores, Inc....................    1,197,245

    12,070  Webvan Group Inc.*......................      199,155
                                                      -----------
                                                        1,396,400
                                                      -----------

            TELEPHONE SYSTEMS - 9.2%

     4,110  ALLTEL Corp.............................      339,846
    16,700  AT&T Corp...............................      847,525
     9,640  Global Crossing Ltd.*...................      482,000

     4,460  Level 3 Communications, Inc.*...........      365,163

     8,980  Metromedia Fiber
              Network, Inc. - Class A*..............      430,479

     3,765  Nextel
              Communications, Inc. - Class A*.......      388,266
                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------

            TELEPHONE SYSTEMS (CONTINUED)

    11,040  Sprint Corp.............................  $   743,130

     3,465  Sprint Corp. (PCS Group)*...............      355,163

     2,310  VoiceStream Wireless Corp.*.............      328,742

     6,140  Western Wireless Corp. - Class A*.......      409,845

     2,630  WinStar Communications, Inc.*...........      197,908
                                                      -----------
                                                        4,888,067
                                                      -----------

            TRANSPORTATION - 0.9%

     7,060  United Parcel
              Service, Inc. - Class B...............      487,140
                                                      -----------

            TOTAL INVESTMENTS - 98.4% (Cost
              $43,179,984)..........................   52,057,771

            Other Assets and Liabilities
              (net) - 1.6%..........................      867,808
                                                      -----------
            TOTAL NET ASSETS - 100.0%...............  $52,925,579
                                                      ===========

            NOTES TO THE PORTFOLIO OF INVESTMENTS:
            ADR  - American Depositary Receipt
            * Non-income producing security.
            Percentages indicated are based on Net Assets.

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMON STOCKS - 94.3%

            ADVERTISING - 0.5%

    12,700  Snyder Communications, Inc.*............  $   244,475
                                                      -----------

            AEROSPACE & DEFENSE - 0.5%

    12,500  Orbital Sciences Corp.*.................      232,031
                                                      -----------

            BEVERAGES, FOOD & TOBACCO - 0.3%
    24,000  Seminis, Inc.*..........................      151,500
                                                      -----------
            BUILDING MATERIALS - 1.5%

    12,360  Cameron Ashley Building Products*.......      123,600

    15,515  Elcor Corp..............................      467,389

    11,600  U.S. Aggregates, Inc....................      139,200
                                                      -----------
                                                          730,189
                                                      -----------

            CHEMICALS - 0.7%

    33,130  Hexcel Corp.*...........................      184,286

     7,800  IMC Global Inc..........................      127,725
                                                      -----------
                                                          312,011
                                                      -----------

            COMMERCIAL SERVICES - 7.3%

    24,800  Bright Horizons Family
              Solutions, Inc.*......................      465,000

     9,000  Celgene Corp.*..........................      630,000

    11,300  Interim Services Inc.*..................      279,675

    37,900  Lo-Jack Corp.*..........................      255,825

    12,900  Omnicare, Inc...........................      154,800

     8,100  Quanta Services, Inc.*..................      228,825

    47,900  Republic Services, Inc. - Class A*......      688,563

     5,400  Safety-Kleen Corp.*.....................       61,088

    17,100  SITEL Corp.*............................      119,700

    35,500  Stone & Webster, Inc....................      596,844
                                                      -----------
                                                        3,480,320
                                                      -----------

            COMMUNICATIONS - 5.8%
    15,800  Cable Design Technologies*..............      363,400
    12,200  Digital Microwave Corp.*................      285,938
                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------

            COMMUNICATIONS (CONTINUED)

    19,200  Intervoice, Inc.*.......................  $   446,400

    13,300  Itron, Inc.*............................       81,463

    16,300  PairGain Technologies, Inc.*............      231,256

    22,500  P-Com, Inc.*............................      198,986

     6,100  Sawtek Inc.*............................      406,031

    22,400  Tollgrade Communications, Inc.*.........      772,800
                                                      -----------
                                                        2,786,274
                                                      -----------

            COMPUTER SOFTWARE & PROCESSING - 13.4%

    15,900  3DO Co. (The)*..........................      144,591

    40,300  Ansoft Corp.*...........................      241,800

    13,600  Ardent Software, Inc.*..................      530,400

     6,300  CIBER, Inc.*............................      173,250

     5,200  Comdisco, Inc...........................      193,700

    10,300  Documentum, Inc.*.......................      616,713

     9,400  Hyperion Solutions Corp.*...............      408,900

    33,200  Information Resources, Inc.*............      307,100

    11,000  Informix Corp.*.........................      125,813

     9,900  Integrated Measurement
              Systems, Inc.*........................      139,838

    40,000  ISG International Software Group
              Ltd.*.................................      630,000

     4,900  Keane, Inc.*............................      155,575

     6,600  Mastech Corp.*..........................      163,350

    18,200  NOVA Corp.*.............................      574,438

     6,600  Parametric Technology Co.*..............      178,613

    15,200  Project Software &
              Development, Inc.*....................      843,600

     4,450  Sandisk Corp.*..........................      428,313

     4,800  Sterling Commerce, Inc.*................      163,500

    12,200  Sybase, Inc.*...........................      207,400

     4,700  Sykes Enterprises, Inc.*................      206,213
                                                      -----------
                                                        6,433,107
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMON STOCKS (CONTINUED)
            COMPUTERS & INFORMATION - 3.2%

    22,900  Cirrus Logic, Inc.*.....................  $  $304,856

    20,900  Dot Hill Systems Corp.*.................      103,194

    19,200  FVC.COM, Inc.*..........................      224,400

    21,200  In Focus Systems, Inc.*.................      491,575
     9,100  Seagate Technology, Inc.*...............      423,719
                                                      -----------
                                                        1,547,744
                                                      -----------

            CONTAINERS & PACKAGING - 2.1%

    20,200  American National Can Group, Inc........      262,600

     7,800  Crown Cork & Seal, Inc..................      174,525

    28,990  US Can Corp.*...........................      576,176
                                                      -----------
                                                        1,013,301
                                                      -----------
            ELECTRICAL EQUIPMENT - 3.4%
    16,700  Artesyn Technologies, Inc.*.............      350,700

    42,800  Checkpoint Systems, Inc.*...............      436,025

     7,900  SBS Technologies, Inc.*.................      288,350

    32,400  UCAR International Inc.*................      577,125
                                                      -----------
                                                        1,652,200
                                                      -----------

            ELECTRONICS - 17.8%

    14,600  Aavid Thermal Technologies*.............      358,612

    37,600  American Superconductor Corp.*..........    1,052,800
     9,900  Analog Devices, Inc.*...................      920,700
    14,300  Arrow Electronics, Inc.*................      362,862

    29,000  Atmel Corp.*............................      857,312

     5,500  Benchmark Electronics, Inc.*............      126,155

     3,800  Black Box Corp.*........................      254,600
    14,500  Cypress Semiconductor Corp.*............      469,437
     8,600  Exar Corp.*.............................      506,324

    10,700  Galileo Technology Ltd.*................      258,137

     5,800  Harman International Industries.........      325,524
     7,440  Lattice Semiconductor*..................      350,609
                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------

            ELECTRONICS (CONTINUED)

     8,730  LSI Logic*..............................  $   589,274

    16,600  Pioneer-Standard Electronics, Inc.......      239,662

     3,600  REMEC, Inc.*............................       91,800

    18,800  SIPEX Corp.*............................      461,774

    59,560  Trimble Navigation Ltd.*................    1,287,984
                                                      -----------
                                                        8,513,566
                                                      -----------

            ENTERTAINMENT & LEISURE - 1.8%

    24,600  American Coin Merchandising, Inc.*......       67,650

    11,200  Callaway Golf Co........................      198,100

     7,600  Hasbro, Inc.............................      144,875

     9,520  International Game Technology...........      193,375

    19,612  Mattel, Inc.............................      257,408
                                                      -----------
                                                          861,408
                                                      -----------

            FINANCIAL SERVICES - 1.0%

    13,500  Investment Technology Group, Inc.*......      388,125

     4,100  Waddell & Reed
              Financial, Inc. - Class A.............      111,213
                                                      -----------
                                                          499,338
                                                      -----------

            FOREST PRODUCTS & PAPER - 1.3%

    48,400  Gaylord Container Corp. - Class A*......      329,725

    11,300  Smurfit-Stone Container Corp.*..........      276,850
                                                      -----------
                                                          606,575
                                                      -----------

            HEALTH CARE PROVIDERS - 1.4%

    17,400  Centennial HealthCare Corp.*............       52,200

     4,000  Express Scripts, Inc. - Class A*........      256,000

    65,800  HEALTHSOUTH Corp.*......................      353,675
                                                      -----------
                                                          661,875
                                                      -----------

            HEAVY CONSTRUCTION - 0.7%

    15,800  Chicago Bridge & Iron Co. N.V...........      217,250

    16,700  Layne Christensen Co.*..................      121,075
                                                      -----------
                                                          338,325
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMON STOCKS (CONTINUED)
            HEAVY MACHINERY - 3.9%

    14,293  Albany International
              Corp. - Class A*......................  $   221,546

    10,300  Applied Science & Technology, Inc.*.....      342,314

     3,900  Cooper Cameron Corp.*...................      190,856

    15,330  Insituform Technologies*................      433,073

     4,100  Lam Research Corp.*.....................      457,406

    19,200  Paxar Corp.*............................      162,000

     6,800  Varco International, Inc.*..............       69,275
                                                      -----------
                                                        1,876,470
                                                      -----------

            INDUSTRIAL - DIVERSIFIED - 0.3%

     5,800  AptarGroup, Inc.........................      145,725

            INSURANCE - 1.4%
    28,600  HCC Insurance Holdings, Inc.............      377,163
    33,700  Mid Atlantic Medical Services, Inc.*....      280,131
                                                      -----------
                                                          657,294
                                                      -----------

            MEDIA - BROADCASTING & PUBLISHING - 1.9%
     3,472  Adelphia Communications
              Corp. - Class A*......................      227,850

    27,330  Mail-Well, Inc.*........................      368,955

     5,000  Meredith Corp...........................      208,438

     1,700  Scholastic Corp.*.......................      105,719
                                                      -----------
                                                          910,962
                                                      -----------

            MEDICAL SUPPLIES - 3.3%

    31,300  Endocardial Solutions, Inc.*............      273,875

    13,100  Haemonetics Corp.*......................      311,944

     6,800  Mentor Corp.............................      175,525
     9,600  STERIS Corp.*...........................       99,000

    23,800  Visible Genetics Inc.*..................      714,000
                                                      -----------
                                                        1,574,344
                                                      -----------
                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------

            MEDICAL & BIO-TECHNOLOGY - 0.4%

    21,700  North American Scientific, Inc.*........  $   195,300

            METALS - 6.8%

    43,680  AK Steel Holding Corp...................      824,460

    27,250  Allegheny Technologies Inc.*............      611,422

    24,370  Birmingham Steel Corp...................      129,466

     7,500  Carpenter Technology....................      205,781

     7,000  Cleveland-Cliffs Inc....................      217,875

     7,000  Howmet International, Inc.*.............      126,438

    24,800  Northwest Pipe Co.*.....................      347,200

    19,250  Oregon Steel Mills......................      152,797

     7,200  Precision Castparts Corp................      189,000

    13,000  Synalloy Corp...........................       97,500

    10,300  USX-US Steel Group, Inc.*...............      339,900
                                                      -----------
                                                        3,241,839
                                                      -----------

            OIL & GAS - 0.8%

     7,180  Noble Drilling Corp.*...................      235,145

     4,400  Transocean Sedco Forex Inc..............      148,225
                                                      -----------
                                                          383,370
                                                      -----------

            PHARMACEUTICALS - 5.2%

     8,000  AmeriSource Health Corp. - Class A*.....      121,500

     7,466  Bindley Western Industries, Inc.........      112,457

    13,830  DUSA Pharmaceuticals, Inc.*.............      394,155

    20,700  Guilford Pharmaceuticals Inc.*..........      351,900

    15,900  ICN Pharmaceuticals, Inc................      402,469

     7,900  Mylan Laboratories Inc..................      198,981

    13,200  Protein Design Labs, Inc.*..............      924,000
                                                      -----------
                                                        2,505,462
                                                      -----------

            REAL ESTATE - 0.9%

     6,900  Boston Properties, Inc. - REIT..........      214,763

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMON STOCKS (CONTINUED)
            REAL ESTATE (CONTINUED)

    10,700  Healthcare Realty Trust, Inc. - REIT....  $  $167,188

     2,400  Jones Lang LaSalle Inc.*................       28,500
                                                      -----------
                                                          410,451
                                                      -----------
            RETAILERS - 1.0%

    16,900  Action Performance Co., Inc.*...........      194,350
    26,600  CKE Restaurants, Inc....................      156,275

    13,900  Gerald Stevens, Inc.*...................      116,413
                                                      -----------
                                                          467,038
                                                      -----------

            TELEPHONE SYSTEMS - 2.3%
     2,940  VoiceStream Wireless Corp.*.............      418,399
     5,540  Western Wireless Corp. - Class A*.......      369,795

     3,900  WinStar Communications, Inc.*...........      293,475
                                                      -----------
                                                        1,081,669
                                                      -----------

            TEXTILES, CLOTHING & FABRICS - 1.9%

    33,300  Unifi, Inc..............................      410,006

    13,900  WestPoint Stevens Inc.*.................      243,250

    24,900  Wolverine World Wide, Inc...............      272,344
                                                      -----------
                                                          925,600
                                                      -----------

            TRANSPORTATION - 1.5%

    39,100  Global Vacation Group, Inc.*............      112,413

    34,680  Westinghouse Air Brake Co...............      615,570
                                                      -----------
                                                          727,983
                                                      -----------
                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------

            TOTAL COMMON STOCKS
              (Cost $32,781,709)....................  $45,167,746
            CONVERTIBLE PREFERRED STOCKS - 0.1%

            HEALTH CARE PROVIDERS - 0.1%

     8,300  MedPartners, Inc. - TAPS 6.50%..........       65,881
                                                      -----------

            TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $71,813)........................       65,881
                                                      -----------

            TOTAL INVESTMENTS - 94.4%
              (Cost $32,853,522)....................   45,233,627

            Other Assets and Liabilities
              (net) - 5.6%..........................    2,685,735
                                                      -----------
            TOTAL NET ASSETS - 100.0%...............  $47,919,362
                                                      ===========

            NOTES TO THE PORTFOLIO OF INVESTMENTS:
            REIT - Real Estate Investment Trust
            TAPS - Threshold Appreciation Price Security
            * Non-income producing security.
            Percentages indicated are based on Net Assets.

   The accompanying notes are an integral part of these financial statements.

ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMON STOCKS - 97.8%

            AEROSPACE & DEFENSE - 1.7%

     7,200  Boeing Co. (The)........................  $   299,250

     1,700  General Dynamics........................       89,675
                                                      -----------
                                                          388,925
                                                      -----------
            AUTOMOTIVE - 1.7%

     2,500  Ford Motor Co...........................      133,594

     1,100  General Motors Corp.....................       79,956

     1,200  Johnson Controls, Inc...................       68,250

       300  PACCAR Inc..............................       13,294

     1,900  TRW Inc.................................       98,681
                                                      -----------
                                                          393,775
                                                      -----------
            BANKING - 5.3%

     1,100  AmSouth Bancorp.........................       21,243

     6,100  Associates First Capital Corp...........      167,368
     4,689  Bank of America Corp....................      235,328
       500  BB&T Corp...............................       13,687

       400  Chase Manhattan Corp....................       31,074

       900  Fifth Third Bancorp.....................       66,037

     7,100  FleetBoston Financial Corp..............      247,167
     2,700  Golden West Financial Corp..............       90,449
     3,200  KeyCorp.................................       70,799

       900  PNC Bank Corp...........................       40,049

       700  SouthTrust Corp.........................       26,468

     1,800  SunTrust Banks, Inc.....................      123,862

     1,200  Wachovia Corp...........................       81,599
                                                      -----------
                                                        1,215,130
                                                      -----------

            BEVERAGES, FOOD & TOBACCO - 4.4%

     2,900  Anheuser-Busch Co., Inc.................      205,538

     7,000  ConAgra.................................      157,938

     2,800  General Mills, Inc......................      100,100
     5,900  Pepsico, Inc............................      207,975

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            BEVERAGES, FOOD & TOBACCO (CONTINUED)

     4,800  Philip Morris Co........................  $  $111,300

     2,800  Quaker Oats Co..........................      183,750
     1,200  UST Inc.................................       30,225
                                                      -----------
                                                          996,826
                                                      -----------
            BUILDING & CONSTRUCTION - 0.2%
     1,600  Centex Corp.............................       39,500
            CHEMICALS - 1.0%
     1,200  Dow Chemical............................      160,350
     1,800  Occidental Petroleum Corp...............       38,925
       600  Sigma Aldrich Corp......................       18,038
                                                      -----------
                                                          217,313
                                                      -----------
            COMMERCIAL SERVICES - 0.4%
       500  H&R Block, Inc..........................       21,875
     2,500  R.R. Donnelley & Sons Co................       62,031
                                                      -----------
                                                           83,906
                                                      -----------
            COMMUNICATIONS - 6.8%
     2,600  General Instrument Corp.*...............      221,000
     8,428  Lucent Technologies.....................      630,520
     4,000  QUALCOMM Inc.*..........................      704,500
                                                      -----------
                                                        1,556,020
                                                      -----------
            COMPUTER SOFTWARE & PROCESSING - 10.2%
     3,100  America Online, Inc.*...................      233,856
     4,600  Cisco Systems, Inc.*....................      492,775
     1,500  Compuware Corp.*........................       55,875
       700  Deluxe Corp.............................       19,206
     1,400  Electronic Data Systems Corp............       93,713
     8,300  Microsoft Corp.*........................      969,025
     3,500  Novell, Inc.*...........................      139,781
     2,650  Oracle Corp.*...........................      296,966
       900  Unisys Corp.*...........................       28,744
                                                      -----------
                                                        2,329,941
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMON STOCKS (CONTINUED)
            COMPUTERS & INFORMATION - 2.5%

     2,100  EMC Corp.*..............................  $   229,425

       400  International Business Machines.........       43,200

       700  Lexmark International
              Group, Inc. - Class A*................       63,350
       900  Seagate Technology, Inc.*...............       41,906

     2,100  Solectron Corp.*........................      199,763
                                                      -----------
                                                          577,644
                                                      -----------
            CONGLOMERATES - 1.8%
    10,400  Tyco International Ltd..................      404,300

            ELECTRIC UTILITIES - 3.8%

     3,600  Central & South West Corp...............       72,000

       600  Constellation Energy Group..............       17,400

       800  DTE Energy Co...........................       25,100

     2,000  Duke Energy Corp........................      100,250

     1,600  Edison International....................       41,900

     1,600  FPL Group, Inc..........................       68,500

     5,800  PG&E Corp...............................      118,900
     3,500  Public Service Enterprise
              Group, Inc............................      121,844

       711  Reliant Energy, Inc.....................       16,264

     4,800  Southern Co.............................      112,800

     4,500  Texas Utilities Co......................      160,031

       700  Unicom Corp.............................       23,450
                                                      -----------
                                                          878,439
                                                      -----------

            ELECTRICAL EQUIPMENT - 2.0%

     3,000  General Electric........................      464,250

            ELECTRONICS - 5.4%

     3,200  Adaptec, Inc.*..........................      159,600

     1,000  Applied Materials, Inc.*................      126,688
     5,300  Intel Corp..............................      436,256

       700  LSI Logic*..............................       47,250
                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------

            ELECTRONICS (CONTINUED)

       300  Micron Technology, Inc.*................  $    23,325

     1,400  Motorola, Inc...........................      206,150

     1,300  National Semiconductor Corp.*...........       55,656

     1,900  Texas Instruments.......................      184,063
                                                      -----------
                                                        1,238,988
                                                      -----------

            ENTERTAINMENT & LEISURE - 0.7%

     1,800  Eastman Kodak Co........................      119,250

     2,400  Hasbro, Inc.............................       45,750
                                                      -----------
                                                          165,000
                                                      -----------

            FINANCIAL SERVICES - 6.4%

     8,272  Citigroup, Inc..........................      459,613

       300  Federal Home Loan Mortgage Corp.........       14,119

     1,300  J.P. Morgan & Co., Inc..................      164,613

     1,400  Lehman Brothers Holdings, Inc...........      118,563

     5,000  MBNA Corp...............................      136,250

       800  Merrill Lynch & Co......................       66,800

     3,560  Morgan Stanley, Dean Witter & Co........      508,190
                                                      -----------
                                                        1,468,148
                                                      -----------

            FOOD RETAILERS - 0.2%

     2,700  Supervalu, Inc..........................       54,000

            FOREST PRODUCTS & PAPER - 3.2%

     4,300  Georgia-Pacific Corp....................      218,225

     2,600  International Paper Co..................      146,738

     2,100  Kimberly-Clark Corp.....................      137,025

     1,900  Louisiana Pacific Corp..................       27,075

       500  Temple-Inland Inc.......................       32,969

     1,900  Weyerhaeuser Co.........................      136,444

       600  Willamette Industries, Inc.*............       27,863
                                                      -----------
                                                          726,339
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMON STOCKS (CONTINUED)
            HEAVY MACHINERY - 0.4%

       400  Dover Corp..............................  $   $18,150
     1,500  Ingersoll Rand Co.......................       82,594
                                                      -----------
                                                          100,744
                                                      -----------

            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.0%
     7,800  Home Depot..............................      534,788
     1,100  Pulte Corp..............................       24,750

     1,700  Whirlpool Corp..........................      110,606
                                                      -----------
                                                          670,144
                                                      -----------
            HOUSEHOLD PRODUCTS - 0.2%
     1,200  Fortune Brands, Inc.....................       39,675

            INDUSTRIAL - DIVERSIFIED - 0.9%

     2,200  Minnesota Mining & Manufacturing Co.
              (3M)..................................      215,325

            INSURANCE - 4.0%

     2,000  Aetna, Inc..............................      111,625

     1,500  American General Corp...................      113,813

     3,325  American International Group............      359,516

     1,900  Conseco, Inc............................       33,963

     2,300  Marsh & McLennan Cos., Inc..............      220,081

     1,300  St. Paul Cos., Inc......................       43,794
       500  United Healthcare Corp..................       26,563
                                                      -----------
                                                          909,355
                                                      -----------

            MEDIA - BROADCASTING & PUBLISHING - 5.3%

     1,000  Clear Channel Communications, Inc.*.....       89,250

     4,700  Comcast Corp. - Class A *...............      237,644

     1,900  Gannett Co, Inc.........................      154,969

     1,100  Knight-Ridder, Inc......................       65,450
                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            MEDIA (CONTINUED)

     2,700  Tribune Co..............................  $   148,669

     8,400  Viacom, Inc.*...........................      507,675
                                                      -----------
                                                        1,203,657
                                                      -----------

            MEDICAL SUPPLIES - 0.5%

     1,800  Allergan, Inc...........................       89,550

     2,300  Thermo Electron Corp.*..................       34,500
                                                      -----------
                                                          124,050
                                                      -----------

            METALS - 0.2%

       700  Alcan Aluminium Ltd.....................       28,831

     1,100  Inco Ltd.*..............................       25,850
                                                      -----------
                                                           54,681
                                                      -----------

            OIL & GAS - 6.6%

       800  Anadarko Petroleum Corp.................       27,300

     2,200  Apache Corp.............................       81,263

     3,200  Coastal Corp............................      113,400

       600  Consolidated Natural Gas Co.............       38,963

     1,600  Enron Corp..............................       71,000

     6,984  Exxon Mobil Corp........................      562,649

     2,500  Kerr-McGee Corp.........................      155,000

     6,500  Royal Dutch Petroleum Co................      392,844

     2,800  USX-Marathon Group......................       69,125
                                                      -----------
                                                        1,511,544
                                                      -----------

            PHARMACEUTICALS - 7.0%

     5,500  Abbott Laboratories.....................      199,719

     4,100  Cardinal Health, Inc....................      196,288

     3,400  Johnson & Johnson.......................      316,625

     5,900  Merck & Co, Inc.........................      395,669

     6,300  Pfizer, Inc.*...........................      204,356

     5,100  Pharmacia & Upjohn, Inc.................      229,500

       500  Warner Lambert Co.......................       40,969
                                                      -----------
                                                        1,583,126
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------
            COMMON STOCKS (CONTINUED)
            RETAILERS - 4.2%

       600  Circuit City Stores.....................  $    27,038
     1,300  Federated Department Stores*............       65,731
     2,000  May Department Stores Co. (The).........       64,500

     1,500  Safeway, Inc.*..........................       53,344

     1,100  Sherwin-Williams Co.*...................       23,100

    10,600  Wal-Mart Stores, Inc....................      732,725
                                                      -----------
                                                          966,438
                                                      -----------

            TELEPHONE SYSTEMS - 6.9%

    12,395  AT&T Corp...............................      629,046

     1,500  BellSouth Corp..........................       70,219

    12,900  MCI WorldCom, Inc.*.....................      684,506

     1,700  Nextel Communications,
              Inc. - Class A*.......................      175,313
                                                      -----------
                                                        1,559,084
                                                      -----------
                                                         VALUE
   SHARES                                              (NOTE 1)
   ------                                             -----------

            TRANSPORTATION - 0.9%

     4,000  Carnival Corp. - Class A................  $   191,250

       500  Union Pacific Corp......................       21,813
                                                      -----------
                                                          213,063
                                                      -----------

            TOTAL INVESTMENTS - 97.8% (Cost
              $18,146,765)..........................   22,349,330

            Other Assets and Liabilities
              (net) - 2.2%..........................      514,151
                                                      -----------
            TOTAL NET ASSETS - 100.0%...............  $22,863,481
                                                      ===========

            NOTES TO THE PORTFOLIO OF INVESTMENTS:
            * Non-income producing security.
            Percentages indicated are based on Net Assets.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                                      BRANDES                   FRONTIER CAPITAL   ENHANCED
                                                                   INTERNATIONAL  TURNER CORE     APPRECIATION    U.S. EQUITY
                                                                    EQUITY FUND   GROWTH FUND         FUND           FUND
                                                                   -------------  ------------  ----------------  -----------
ASSETS:
    Investments, at value (Note 1)* - see accompanying Portfolio
      of Investments.............................................   $47,016,162   $52,057,771     $45,233,627     $22,349,330
    Cash.........................................................     1,449,066     1,766,310       2,782,630         491,454
    Receivable from:
        Securities sold..........................................       --          1,038,173          22,115         --
        Capital stock subscriptions..............................        10,834           473           7,897           7,353
        Dividends and interest...................................       105,474        21,308          16,254          30,652
        Investment Adviser, net (Note 2).........................       --              2,494        --                10,426
    Deferred organization expense................................        19,534        19,534          19,534          19,534
                                                                    -----------   -----------     -----------     -----------
            Total assets.........................................    48,601,070    54,906,063      48,082,057      22,908,749
                                                                    -----------   -----------     -----------     -----------
LIABILITIES:
    Payable for:
        Securities purchased.....................................       --          1,934,282          46,811         --
        Capital stock redemptions................................            18           282              19              64
        Investment Adviser (Note 2)..............................        42,909       --               64,829         --
        Accrued expenses and other liabilities...................        50,608        45,920          51,036          45,204
                                                                    -----------   -----------     -----------     -----------
            Total liabilities....................................        93,535     1,980,484         162,695          45,268
                                                                    -----------   -----------     -----------     -----------
NET ASSETS.......................................................   $48,507,535   $52,925,579     $47,919,362     $22,863,481
                                                                    ===========   ===========     ===========     ===========
NET ASSETS CONSIST OF:
    Paid-in capital..............................................   $38,484,667   $43,685,413     $34,205,358     $17,979,098
    Undistributed net investment income (distributions in excess
      of net investment income)..................................        30,820            --        --                   260
    Accumulated net realized gain on investments and foreign
      currency transactions......................................       865,583       362,379       1,333,899         681,558
    Net unrealized appreciation on investments and net other
      assets.....................................................     9,126,465     8,877,787      12,380,105       4,202,565
                                                                    -----------   -----------     -----------     -----------
NET ASSETS.......................................................   $48,507,535   $52,925,579     $47,919,362     $22,863,481
                                                                    ===========   ===========     ===========     ===========
SHARES OUTSTANDING...............................................     3,124,537     2,307,893       2,269,038       1,090,315
                                                                    ===========   ===========     ===========     ===========
Net asset value, offering price and redemption price per share...   $     15.52   $     22.93     $     21.12     $     20.97
                                                                    ===========   ===========     ===========     ===========
 * Cost of investments...........................................   $37,889,494   $43,179,984     $32,853,522     $18,146,765

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                      BRANDES                  FRONTIER CAPITAL   ENHANCED
                                                                   INTERNATIONAL  TURNER CORE    APPRECIATION    U.S. EQUITY
                                                                    EQUITY FUND   GROWTH FUND        FUND           FUND
                                                                   -------------  -----------  ----------------  -----------
INVESTMENT INCOME:
    Interest.....................................................   $    61,017   $   53,130     $    79,400     $   15,019
    Dividends*...................................................       546,241      141,048         125,727        233,472
                                                                    -----------   ----------     -----------     ----------
            Total investment income..............................       607,258      194,178         205,127        248,491
                                                                    -----------   ----------     -----------     ----------
EXPENSES:
    Investment Advisory fee (Note 2).............................       229,744       98,552         321,001        100,168
    Custody and administration fees..............................       151,496      130,964         125,443        117,252
    Professional fees............................................        35,260       32,750          32,750         32,750
    Shareholder reporting........................................         8,020        7,810           7,810          7,909
    Directors' fees and expenses.................................         9,021        9,021           9,021          9,021
    Amortization of organization costs...........................        20,489       20,489          20,489         20,489
    Other........................................................         7,196        7,285           8,892          8,523
                                                                    -----------   ----------     -----------     ----------
            Total expenses.......................................       461,226      306,871         525,406        296,112
    Less: Expenses reimbursable by the Adviser (Note 2)..........      (165,622)    (153,568)       (115,238)      (150,413)
                                                                    -----------   ----------     -----------     ----------
    Net operating expenses.......................................       295,604      153,303         410,168        145,699
                                                                    -----------   ----------     -----------     ----------
NET INVESTMENT INCOME (LOSS).....................................       311,654       40,875        (205,041)       102,792
                                                                    -----------   ----------     -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss) on:
        Investment transactions..................................     2,120,876    2,803,356       4,195,967      2,483,769
        Foreign currency transactions............................        (7,165)      --            --               --
                                                                    -----------   ----------     -----------     ----------
        Net realized gain........................................     2,113,711    2,803,356       4,195,967      2,483,769
                                                                    -----------   ----------     -----------     ----------
    Net change in unrealized appreciation (depreciation) on:
        Investments..............................................     8,515,942    6,750,251       9,824,763      1,645,919
        Forward currency and net other assets....................          (709)      --            --               --
                                                                    -----------   ----------     -----------     ----------
            Net change in unrealized appreciation................     8,515,233    6,750,251       9,824,763      1,645,919
                                                                    -----------   ----------     -----------     ----------
NET REALIZED AND UNREALIZED GAIN.................................    10,628,944    9,553,607      14,020,730      4,129,688
                                                                    -----------   ----------     -----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $10,940,598   $9,594,482     $13,815,689     $4,232,480
                                                                    ===========   ==========     ===========     ==========
* Net of foreign taxes withheld of:..............................   $    35,745   $      173     $         0     $      187

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                       BRANDES INTERNATIONAL                TURNER CORE
                                                            EQUITY FUND                     GROWTH FUND
                                                   -----------------------------   -----------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                       1999            1998            1999            1998
                                                   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income........................   $   311,654     $    88,165     $    40,875     $    19,857
    Net realized gain on investment and foreign
      currency transactions......................     2,113,711         824,536       2,803,356         954,676
    Net change in unrealized appreciation on
      investments, forward currency contracts,
      foreign currency, and other assets.........     8,515,233         370,427       6,750,251       1,628,144
                                                    -----------     -----------     -----------     -----------
    Net increase in net assets resulting from
      operations.................................    10,940,598       1,283,128       9,594,482       2,602,677
                                                    -----------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income...................      (274,130)        (63,907)        (49,484)        (20,760)
    In excess of net investment income...........       --              --              --               (1,451)
    From net realized capital gains..............    (1,255,022)       (567,349)     (3,139,438)       (221,904)
    In excess of net realized capital gains......       --              (69,238)        --              --
                                                    -----------     -----------     -----------     -----------
        Total distributions to shareholders......    (1,529,152)       (700,494)     (3,188,922)       (244,115)
                                                    -----------     -----------     -----------     -----------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold....................    30,942,799       7,277,243      39,846,687      10,510,061
    Net asset value of shares issued on
      reinvestment of distributions..............     1,529,152         700,494       3,188,922         244,115
    Cost of shares repurchased...................    (5,759,178)     (2,211,040)    (10,395,644)     (3,052,826)
                                                    -----------     -----------     -----------     -----------
    Net increase in net assets resulting from
      Fund share transactions....................    26,712,773       5,766,697      32,639,965       7,701,350
                                                    -----------     -----------     -----------     -----------
TOTAL CHANGE IN NET ASSETS.......................    36,124,219       6,349,331      39,045,525      10,059,912
NET ASSETS:
    Beginning of year............................    12,383,316       6,033,985      13,880,054       3,820,142
                                                    -----------     -----------     -----------     -----------
    End of year *................................   $48,507,535     $12,383,316     $52,925,579     $13,880,054
                                                    ===========     ===========     ===========     ===========
*   Including undistributed net investment income
    (distributions in excess of net investment
    income) of:..................................   $    30,820     $      (715)    $   --          $   --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                         FRONTIER CAPITAL               ENHANCED U.S.
                                                                        APPRECIATION FUND                EQUITY FUND
                                                                   ----------------------------  ----------------------------
                                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                       1999           1998           1999           1998
                                                                   -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss).................................   $  (205,041)   $   (76,307)   $   102,792    $    84,226
    Net realized gain (loss) on investment and foreign currency
      transactions...............................................     4,195,967     (1,228,603)     2,483,769        250,664
    Net change in unrealized appreciation on investments, forward
      currency contracts, foreign currency, and other assets.....     9,824,763      2,062,074      1,645,919      1,952,550
                                                                    -----------    -----------    -----------    -----------
    Net increase in net assets resulting from operations.........    13,815,689        757,164      4,232,480      2,287,440
                                                                    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income...................................       --             --            (103,437)       (85,107)
    In excess of net investment income...........................       --             --             --              (1,344)
    From net realized capital gains..............................    (1,374,766)      (125,048)    (1,701,245)      (279,242)
    In excess of net realized capital gains......................       --             --             --            (101,027)
                                                                    -----------    -----------    -----------    -----------
        Total distributions to shareholders......................    (1,374,766)      (125,048)    (1,804,682)      (466,720)
                                                                    -----------    -----------    -----------    -----------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold....................................    20,857,440     21,363,350     10,487,770      7,278,986
    Net asset value of shares issued on reinvestment of
      distributions..............................................     1,374,766        125,048      1,804,682        466,720
    Cost of shares repurchased...................................   (18,531,662)    (6,971,067)    (6,939,199)    (1,828,808)
                                                                    -----------    -----------    -----------    -----------
    Net increase in net assets resulting from Fund share
      transactions...............................................     3,700,544     14,517,331      5,353,253      5,916,898
                                                                    -----------    -----------    -----------    -----------
TOTAL CHANGE IN NET ASSETS.......................................    16,141,467     15,149,447      7,781,051      7,737,618
NET ASSETS:
    Beginning of year............................................    31,777,895     16,628,448     15,082,430      7,344,812
                                                                    -----------    -----------    -----------    -----------
    End of year *................................................   $47,919,362    $31,777,895    $22,863,481    $15,082,430
                                                                    ===========    ===========    ===========    ===========
*   Including undistributed net investment income (distributions
    in excess of net investment income) of:......................   $   --         $   --         $       260    $   --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                            BRANDES INTERNATIONAL EQUITY FUND
                                                              -------------------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  1999            1998            1997           1996(A)
                                                              -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 10.84         $  9.96          $ 9.88         $10.00
                                                                 -------         -------          ------         ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................        0.10            0.09            0.07           0.06
    Net realized and unrealized gain (loss) on
      investments...........................................        5.09            1.44            0.15          (0.12)
                                                                 -------         -------          ------         ------
        Total from investment operations....................        5.19            1.53            0.22          (0.06)
                                                                 -------         -------          ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..............................       (0.09)          (0.06)          (0.07)         (0.06)
    In excess of net investment income......................      --              --               (0.03)        --
    From net realized capital gains.........................       (0.42)          (0.53)         --             --
    In excess of net realized capital gains.................      --               (0.06)         --             --
    Tax return of capital...................................      --              --               (0.04)        --
                                                                 -------         -------          ------         ------
        Total distributions.................................       (0.51)          (0.65)          (0.14)         (0.06)
                                                                 -------         -------          ------         ------
NET ASSET VALUE, END OF PERIOD..............................     $ 15.52         $ 10.84          $ 9.96         $ 9.88
                                                                 =======         =======          ======         ======
TOTAL RETURN................................................       47.86%          15.37%           2.26%         (0.63)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).......................     $48,508         $12,383          $6,034         $3,177
    Net expenses to average daily net assets before interest
      expense**.............................................        1.24%           1.30%           1.30%          1.30%
    Net expenses to average daily net assets after interest
      expense**.............................................        1.24%           1.30%           1.30%          1.30%
    Net investment income to average daily net assets**.....        1.31%           1.00%           0.83%          0.67%
    Portfolio turnover rate.................................          19%            116%             74%            65%
    Without the reimbursement of expenses by the adviser,
      the ratio of net expenses and net investment income
      (loss) to average net assets would have been:
        Expenses before interest expense**..................        1.93%           3.57%           4.93%          7.28%
        Net investment income (loss)**......................        0.61%          (1.27)%         (2.80)%        (5.31)%

(a) Funds commenced operations on January 4, 1996
 * Not annualized
 ** Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                 TURNER CORE GROWTH FUND
                                                              -------------------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  1999            1998            1997           1996(A)
                                                              -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 17.84         $ 13.50          $11.60         $10.00
                                                                 -------         -------          ------         ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................        0.02            0.02            0.04           0.06
    Net realized and unrealized gain on investments.........        6.92            4.64            3.22           1.94
                                                                 -------         -------          ------         ------
        Total from investment operations....................        6.94            4.66            3.26           2.00
                                                                 -------         -------          ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..............................       (0.02)          (0.03)          (0.04)         (0.06)
    From net realized capital gains.........................       (1.83)          (0.29)          (1.22)         (0.34)
    In excess of net realized capital gains.................      --              --               (0.10)        --
                                                                 -------         -------          ------         ------
        Total distributions.................................       (1.85)          (0.32)          (1.36)         (0.40)
                                                                 -------         -------          ------         ------
NET ASSET VALUE, END OF PERIOD..............................     $ 22.93         $ 17.84          $13.50         $11.60
                                                                 =======         =======          ======         ======
TOTAL RETURN................................................       40.11%          34.56%          28.32%         19.99%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).......................     $52,926         $13,880          $3,820         $2,003
    Net expenses to average daily net assets before interest
      expense**.............................................        0.70%           0.70%           0.70%          0.70%
    Net expenses to average daily net assets after interest
      expense**.............................................        0.70%           0.70%           0.70%          0.78%
    Net investment income to average daily net assets**.....        0.19%           0.31%           0.34%          0.55%
    Portfolio turnover rate.................................         286%            242%            206%           258%
    Without the reimbursement of expenses by the adviser,
      the ratio of net expenses and net investment loss to
      average net assets would have been:
        Expenses before interest expense**..................        1.40%           3.42%           6.18%          8.43%
        Net investment loss**...............................       (0.51)%         (2.41)%         (5.14)%        (7.18)%

(a) Funds commenced operations on January 4, 1996
 * Not annualized
 ** Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                           FRONTIER CAPITAL APPRECIATION FUND
                                                              -------------------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  1999            1998            1997           1996(A)
                                                              -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 15.09         $ 14.92         $ 12.52         $10.00
                                                                 -------         -------         -------         ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss.....................................       (0.09)          (0.04)           0.00           0.00
    Net realized and unrealized gain on investments.........        6.74            0.29            2.76           3.03
                                                                 -------         -------         -------         ------
        Total from investment operations....................        6.65            0.25            2.76           3.03
                                                                 -------         -------         -------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains.........................       (0.62)          (0.08)          (0.36)         (0.51)
                                                                 -------         -------         -------         ------
        Total distributions.................................       (0.62)          (0.08)          (0.36)         (0.51)
                                                                 -------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD..............................     $ 21.12         $ 15.09         $ 14.92         $12.52
                                                                 =======         =======         =======         ======
TOTAL RETURN................................................       44.17%           1.68%          22.13%         30.31%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).......................     $47,919         $31,778         $16,628         $3,006
    Net expenses to average daily net assets before interest
      expense**.............................................        1.15%           1.15%           1.15%          1.15%
    Net expenses to average daily net assets after interest
      expense**.............................................        1.15%           1.15%           1.15%          1.20%
    Net investment loss to average daily net assets**.......       (0.57)%         (0.32)%         (0.13)%        (0.30)%
    Portfolio turnover rate.................................          75%             68%             61%           140%
    Without the reimbursement of expenses by the adviser,
      the ratio of net expenses and net investment loss to
      average net assets would have been:
        Expenses before interest expense**..................        1.47%           1.75%           2.86%          8.12%
        Net investment loss**...............................       (0.90)%         (0.92)%         (1.84)%        (7.27)%

(a) Funds commenced operations on January 4, 1996
 * Not annualized
 ** Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                ENHANCED U.S. EQUITY FUND
                                                              -------------------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  1999            1998            1997           1996(A)
                                                              -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 18.07         $ 15.09          $11.85         $10.00
                                                                 -------         -------          ------         ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................        0.10            0.11            0.08           0.12
    Net realized and unrealized gain on investments.........        4.60            3.45            3.78           2.25
                                                                 -------         -------          ------         ------
        Total from investment operations....................        4.70            3.56            3.86           2.37
                                                                 -------         -------          ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..............................       (0.10)          (0.10)          (0.09)         (0.12)
    In excess of net investment income......................      --               (0.01)         --             --
    From net realized capital gains.........................       (1.70)          (0.35)          (0.53)         (0.40)
    In excess of net realized capital gains.................      --               (0.12)         --             --
                                                                 -------         -------          ------         ------
        Total distributions.................................       (1.80)          (0.58)          (0.62)         (0.52)
                                                                 -------         -------          ------         ------
NET ASSET VALUE, END OF PERIOD..............................     $ 20.97         $ 18.07          $15.09         $11.85
                                                                 =======         =======          ======         ======
TOTAL RETURN................................................       26.07%          23.69%          32.68%         23.67%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).......................     $22,863         $15,082          $7,345         $1,582
    Net expenses to average daily net assets before interest
      expense**.............................................        0.80%           0.80%           0.80%          0.80%
    Net expenses to average daily net assets after interest
      expense**.............................................        0.80%           0.80%           0.80%          0.80%
    Net investment income to average daily net assets**.....        0.56%           0.80%           1.17%          1.43%
    Portfolio turnover rate.................................          69%             50%             52%            79%
    Without the reimbursement of expenses by the adviser,
      the ratio of net expenses and net investment loss to
      average net assets would have been:
        Expenses before interest expense**..................        1.63%           2.34%           5.41%         12.32%
        Net investment loss**...............................       (0.26)%         (0.74)%         (3.44)%       (10.09)%

(a) Funds commenced operations on January 4, 1996
 * Not annualized
 ** Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company consists of four separate diversified investment portfolios: Brandes International Equity Fund (formerly the Edinburgh Overseas Equity Fund), Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund (singularly the "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. In addition, at December 31, 1999, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co.

Brandes International Equity Fund's investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks that show strong earning potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of companies of all sizes, with emphasis on stocks of small to medium capitalization companies (i.e. companies with market capitalization of less than $3 billion). Enhanced U.S. Equity Fund's objective is above market total return through investment in common stock of companies perceived to provide a total return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION
Equity securities and other similar investments traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

principal market for such securities). If no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and asked price. Debt securities and other fixed-income investments of the Funds will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the investment adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS
Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' Investment Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY
Brandes International Equity Fund may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS
Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds in the Company.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

FEDERAL INCOME TAXES
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary. The Brandes International Equity Fund elected to defer to its fiscal year ending
December 31, 1999, $5,629 of losses recognized during the period November 1, 1998 to December 31, 1998.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a quarterly fee at an annual rate of the value of each Fund's average daily net assets as follows:

                  FUND                            TOTAL ADVISORY FEES
----------------------------------------   ----------------------------------
Brandes International Equity Fund.......   1.05% on the first $10 million
                                           0.90% on the next $15 million
                                           0.75% on the next $75 million
                                           0.60% on amounts above $100
                                           million

Turner Core Growth Fund.................   0.45%

Frontier Capital Appreciation Fund......   0.90%

Enhanced U.S. Equity Fund...............   0.55% on the first $25 million
                                           0.45% on the next $75 million
                                           0.30% on amounts above $100
                                           million

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, L.L.C., and Franklin Portfolio Associates L.L.C. to act as sub-advisers to provide day to day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund, respectively.

The Adviser has voluntarily undertaken to waive or otherwise reimburse the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund for their operating expenses, exclusive of advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceed 0.25% of the average daily net assets of the Fund through December 31, 2000.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not an officer or employee of the Adviser and their affiliates, $10,000 per annum plus $500 per meeting attended and reimbursed each such Director for travel and out-of-pocket expenses.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 1999, were as follows:

                                                      PURCHASES       SALES
                                                     -----------   -----------
Brandes International Equity Fund..................  $29,163,416   $ 4,490,687
Turner Core Growth Fund............................   91,832,360    63,003,108
Frontier Capital Appreciation Fund.................   26,807,838    25,651,361
Enhanced U.S. Equity Fund..........................   15,879,209    12,333,558

At December 31, 1999, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                FEDERAL      TAX BASIS      TAX BASIS     TAX BASIS NET
                              INCOME TAX     UNREALIZED     UNREALIZED     UNREALIZED
                                 COST       APPRECIATION   DEPRECIATION   APPRECIATION
                              -----------   ------------   ------------   -------------
Brandes International
  Equity Fund..............   $37,889,509   $10,960,788    $(1,834,135)    $ 9,126,653
Turner Core Growth Fund....    43,262,351     9,484,282       (688,862)      8,795,420
Frontier Capital
  Appreciation Fund........    33,154,994    15,462,079     (3,383,446)     12,078,633
Enhanced U.S. Equity
  Fund.....................    18,159,030     5,273,240     (1,082,940)      4,190,300

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 1999 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                  BRANDES INTERNATIONAL
                                       EQUITY FUND               TURNER CORE GROWTH FUND
                              -----------------------------   -----------------------------
                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                  1999            1998            1999            1998
                              -------------   -------------   -------------   -------------
Shares sold.................    2,332,187         679,420       1,920,003        678,243
Shares repurchased..........     (448,438)       (207,945)       (536,725)      (197,108)
Distributions reinvested....       98,782          64,801         146,797         13,758
                                ---------       ---------       ---------       --------
Net increase................    1,982,531         536,276       1,530,075        494,893
Fund shares:
  Beginning of year.........    1,142,006         605,730         777,818        282,925
                                ---------       ---------       ---------       --------
  End of year...............    3,124,537       1,142,006       2,307,893        777,818
                                =========       =========       =========       ========

                                    FRONTIER CAPITAL
                                    APPRECIATION FUND           ENHANCED U.S. EQUITY FUND
                              -----------------------------   -----------------------------
                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                  1999            1998            1999            1998
                              -------------   -------------   -------------   -------------
Shares sold.................    1,234,034       1,491,323         522,322         430,789
Shares repurchased..........   (1,137,812)       (507,585)       (353,244)       (108,830)
Distributions reinvested....       66,286           8,348          86,638          25,848
                               ----------       ---------       ---------        --------
Net increase................      162,508         992,086         255,716         347,807
Fund shares:
  Beginning of year.........    2,106,530       1,114,444         834,599         486,792
                               ----------       ---------       ---------        --------
  End of year...............    2,269,038       2,106,530       1,090,315         834,599
                               ==========       =========       =========        ========

5. ORGANIZATION COSTS

Each Fund has borne all costs in connection with its organization. Such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for each Fund and will be fully amortized January 4, 2001. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. ORGANIZATION COSTS (CONTINUED)

same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. FINANCIAL INSTRUMENTS

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as foreign currency exchange rates. These financial instruments are limited to forward currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1999, the Brandes International Equity Fund had no open forward currency exchange contracts.

7. CONCENTRATION

At December 31, 1999, a substantial portion of the Brandes International Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

8. BENEFICIAL INTEREST

At December 31, 1999, the ownership of each fund was as follows:

                                                                    PERCENTAGE OF OWNERSHIP
                                                         ---------------------------------------------
                                                                         JOHN HANCOCK
                                                            M LIFE       VARIABLE LIFE   PACIFIC LIFE
                                                         INSURANCE CO.   INSURANCE CO.   INSURANCE CO.
                                                         -------------   -------------   -------------
Brandes International Equity Fund......................       7.1%           63.8%           29.1%
Turner Core Growth Fund................................       5.5%           49.8%           44.7%
Frontier Capital Appreciation Fund.....................       4.9%           64.3%           30.8%
Enhanced U.S. Equity Fund..............................      11.2%           29.4%           59.4%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of M Funds, Inc.

    In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund (constituting M Funds, Inc., hereafter referred to as the "Funds"), at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2000